UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2021

Cosmos Group Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-545793	90-1177460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37th Floor, Singapore Land Tower 50 Raffles Place Singapore 048623
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code +65 6829 7017

Level 7, K11 Atelier Victoria Dockside

18 Salisbury Road, Tsim Sha Tsui

Hong Kong

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value US$0.001	COSG	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve risks and uncertainties, including, among other things, statements regarding our business strategy, future revenues and anticipated costs and expenses. Such forward-looking statements include, among others, those statements including the words "expects," "anticipates," "intends," "believes" and similar language. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in the sections "Description of Business," "Risk Factors." You should carefully review the risks described in this Current Report on Form 8-K and in other documents we file from time to time with the Securities and Exchange Commission. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report. We undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this document.

Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.

All references in this Form 8-K to the "Company," "we," "us" or "our" are to Cosmos Group Holdings, Inc..

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On July 23, 2021, the Company and Lee Ying Chiu Herbert, our director, (the “Seller”) entered into a Sale and Purchase Agreement pursuant to which the Company agreed to purchase Fifty-Five (55) sets of art collectibles (the “Collectibles”) for HK$10,344,000, payable through the issuance of 180,855 shares of common stock of the Company (the “Shares”). The sale consummated on August 13, 2021.

The Collectibles were appraised by Hong Kong International Auction House Limited, an independent third-party appraisal firm who reported that the Collectibles would have a valuation equal to or exceeding HK$12,930,000.

The foregoing description of the Sale and Purchase Agreement is qualified in its entirety by reference to the Sale and Purchase Agreement which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

CORPORATE HISTORY

Overview

We are engaged in the physical arts and collectibles business. We provide authentication, valuation and certification (AVC) service, sale and purchase, hire purchase, financing, custody, security and exhibition (CSE) services to art buyers through traditional methods as well as through leveraging blockchain technology through the creation of non-fungible tokens (NFTs). We initially intend to focus on customers located in Hong Kong and expand throughout Asia. We have signed an agreement to acquire Coinllectibles Pte Ltd, a Singapore corporation (“Coinllectibles”), which will eventually serve as the operating subsidiary of our physical arts and collectibles business. Until such time as the acquisition has closed, we will directly operate all facets of our business except for the NFT aspect out of Hong Kong.

On June 14, 2021, Asia Cosmos Group Limited, an entity controlled by our former Chief Executive Officer, and Koon Wing Cheung agreed to sell 6,230,618 and 8,149,670 shares, respectively, of our common stock to Chan Man Chung for a total purchase price of four hundred twenty thousand dollars (US$420,000). The common stock being sold constitutes sixty-six and seventy-seven hundredth percent (66.77%) of the issued and outstanding shares of our common stock. The sellers relied on the exemption from registration pursuant to Section 4(2) of, and Regulation D and/or Regulation S promulgated under the Act in selling the Company’s securities to Mr. Chan. The funds came from the personal funds of Mr. Chan, and was not the result of a loan. The closing occurred June 28, 2021.

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In connection with such sale, Miky Wan, our former CEO, President and CFO resigned from her positions as a director and sole executive officer of the Company. Concurrently therewith, Messrs. Chan Man Chung, Lee Ying Chiu Herbert and Tan Tee Soo were appointed to the Company’s Board of Directors and Chan Man Chung was appointed to serve as the CEO, CFO and Secretary of the Company.

Prior to the change in control, we were a Hong Kong based specialty commercial logistic company. Our specialty commercial logistic company operated through Lee Tat Transportation Int’l Limited, our wholly owned Hong Kong subsidiary (“Lee Tat”), and provided timely and reliable logistics and delivery services to commercial clients located in Hong Kong

History

We were incorporated in the state of Nevada on August 14, 1987, under the name Shur De Cor, Inc. and engaged in developing certain mining claims. In April 1999, Shur De Cor merged with Interactive Marketing Technology, a New Jersey corporation that was engaged in the business of developing and direct marketing of consumer products. As the surviving company, Shur De Cor changed its name to Interactive Marketing Technology, Inc. Shur De Cor's then management resigned and the management of Interactive New Jersey became the Company’s management. The prior management of Shur De Cor retained Shur De Cor’s business and assets. After that acquisition, the Company, through a wholly owned subsidiary, IMT's Plumber, Inc., produced, marketed, and sold a licensed product called the Plumber's Secret, which was discontinued in fiscal 2001. In May 2002, the Company ceased to actively pursue its product development and marketing business and actively sought to either acquire a third party, merge with a third party or pursue a joint venture with a third party in order to re-enter its former business of development and direct marketing of proprietary consumer products in the United States and worldwide.

On November 17, 2004, the Company acquired MPL, a company organized under the laws of the British Virgin Islands, and its subsidiaries in accordance with the terms of a Share Exchange Agreement executed by the parties (the “2004 Agreement”). In connection with the acquisition, the Company issued an aggregate of 109,623,006 shares of its common stock to Imperial International Limited, a company incorporated under the laws of the British Virgin Islands (“Imperial”), the sole shareholder of MPL, in exchange for 100% of the issued and outstanding shares of MPL capital stock (the "2004 Share Exchange"). Upon completion of the share exchange, MPL became the Company's wholly owned subsidiary and the Company’s former owner transferred control of the Company to Imperial. The Company relied on Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Act"), in regard to the shares that we issued pursuant to the 2004 Share Exchange. The Company treated this transaction as a qualified "business combination" as defined by Rule 501(d). The Company relied on the exemption from registration pursuant to Section 4(2) of, and or Regulation D promulgated under, the Act in issuing the Company’s securities.

In connection with the 2004 Share Exchange, the Company: (i) changed its name from Interactive Marketing Technology, Inc. to China Artists Agency, Inc. ("China Artists"); (ii) obtained a new stock symbol, "CAAY", and CUSIP Number, effective on December 21, 2004; (iii) increased its authorized common stock to 200,000,000 shares; (iv) effectuated a 1 for 1.69 reverse stock split; and (v) spun off the Company’s existing business into a separate public company, All Star Marketing, Inc., a Nevada corporation ("All Star"). All Star was formed as a wholly owned subsidiary of the Company. The Spin-off was satisfied by means of a pro-rata share dividend to the Company's shareholders of record as of December 10, 2004. The purpose of the Spin-Off was to allow the subsidiary to operate as a separate public company and raise working capital through the sale of its own equity. This allowed the Company’s management to focus on its business, while at the same time, allowing the spun-off company to have greater exposure by trading as an independent public company. Additionally, the shareholders and the market would then more easily identify the results and performance of the Company as a separate entity from that of All Star. In August 2005, the Company changed its name to China Entertainment Group, Inc. and, effective August 9, 2005, obtained a new stock symbol "CGRP", and CUSIP Number.

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Effective July 22, 2010, the Company merged with Safe and Secure TV Channel, LLC, a Delaware limited liability company (the “Merger”). In connection with the Merger, the management of the Company resigned and was replaced by the management and principals of Safe and Secure TV Channel, LLC. The holders of interests in Safe and Secure TV Channel, LLC exchanged their interests for approximately 50.2% of the issued and outstanding stock of the Company. In September 2010, the Company effectuated a 9.85 for one stock split to shareholders of record as of August 23, 2010. After the Merger, the Company became a television network and multimedia information and distribution company focused on serving the homeland security and emergency preparedness industry.

On February 15, 2016, the Company sold to Asia Cosmos Group Limited, a private limited liability company incorporated under the laws of British Virgin Islands (“ACOSG”), 10,000,000 shares of its common stock at a per share price of $0.027. ACOSG’s sole shareholder is Miky Wan. The Company relied on the exemption from registration pursuant to Section 4(2) of, and Regulation D and/or Regulation S promulgated under the Act in selling the Company’s securities to ACOSG. In connection with the private placement to ACOSG, a change of control occurred and Bryan Glass resigned from his position as President, Secretary, Treasurer and Chairman of the Company.

Miky Wan was appointed to serve as Chief Executive Officer, Chief Operating Officer, President and Director, effective February 19, 2016.

Effective February 26, 2016, the Company changed its name to Cosmos Group Holdings Inc. and filed a Certificate of Amendment to such effect with the Nevada Secretary of State. The name change and the related stock symbol change to “COSG” were approved by the Financial Industry Regulatory Authority on March 31, 2016. The Company also increased the number of its authorized common stock, par value $0.001, from 90,000,0000 shares to 500,000,000 and its preferred stock, par value $0.001, from 10,000,000 to 30,000,000 shares.

On January 13, 2017, the Company sold 200,000,000 shares of its common stock to ACOSG at a per share price of $0.001 per share for aggregate consideration of US $200,000. The Company relied on the exemption from registration pursuant to Section 4(2) of, and Regulation D and/or Regulation S promulgated under the Act in selling the Company’s securities to ACOSG.

Acquisition of Lee Tat, Our Logistics Business

On May 12, 2017, we acquired all of the issued and outstanding shares of Lee Tat from Mr. Koon Wing CHEUNG, Lee Tat’s sole shareholder, in exchange for 219,222,938 shares of our issued and outstanding common stock. In connection with the Lee Tat acquisition, Miky Wan resigned from her positions as Chief Executive Officer and Chief Operating Officer and Koon Wing CHEUNG and Yongwei HU were appointed to serve as our Chief Executive Officer and Chief Operating Officer, respectively, and also as our directors. The Company relied on the exemption from registration pursuant to Section 4(2) of, and Regulation D and/or Regulation S promulgated under the Act in selling the Company’s securities to the shareholders of Lee Tat.

Termination of Our Artificial Intelligence Educational Content Business

Acquisition and Rescission of Acquisition of HKHL

On July 19, 2019, we acquired 5,100 Ordinary Shares of Hong Kong Healthtech Limited, a limited company organized under the laws of Hong Kong (“HKHL”), from Wing Lok Jonathan SO (“SWL”) pursuant to the terms of a Share Exchange Agreement (the “Share Exchange Agreement”). Such securities represented approximately 51% of the issued and outstanding securities of HKHL. As consideration, we issued 6,232,951 shares of our common stock, at a per share price of US$8.99. As a result of such acquisition, we entered into the AI Education business of developing and delivering educational content.

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In connection with the Share Exchange, we entered into employment agreements with the following individuals in connection with their appointment to the offices set forth next to their names:

Tze Wai Albert YIP	Chief Financial Officer
Wing Lok Jonathan SO	Chief Strategy Officer
Kai Chi WONG	Chief Operating Officer

On December 27, 2019, the parties mutually terminated the Share Exchange Agreement and IP License Agreement. As a result, 5,100 Ordinary Shares of HKHL were returned to SWL and the 6,232,951 shares of our common stock issued in exchange therefor were returned to us for cancellation. In connection with the termination, on December 30, 2019, Kai Chi WONG resigned from his position as Chief Operating Officer of the Company. Koon Wing Cheung transferred to Kai Chi WONG 215,369 shares of Common Stock of the Company as a token of appreciation of Mr. Wong’s contribution to the Company.

We ultimately exited from the AI Education business in the first quarter of 2020. As a result,

•

The Employment Agreement, dated July 19, 2019, by and between Cosmos Group Holdings, Inc. and Wing Lok Jonathan SO was terminated by the parties thereto effective on March 31, 2020, and Mr. Tze Wai Albert YIP resigned from his position as the Chief Financial Officer, effective on 30 April 2020.

•

Syndicate Capital (Asia) Limited returned to Koon Wing Cheung 1,503,185 shares of the Company’s common stock (of the 2,149,293, shares previously transferred to Syndicate Capital (Asia) Limited from Koon Wing Cheung), with the balance of the 646,108 shares retained by Syndicate Capital (Asia) Limited as consideration for Mr. Tze Wai Albert YIP’s contributions to the Company.

Change in Control

On June 14, 2021, Asia Cosmos Group Limited, an entity controlled by our former Chief Executive Officer, and Koon Wing Cheung agreed to sell 6,230,618 and 8,149,670 shares, respectively, of our common stock to Chan Man Chung for a total purchase price of four hundred twenty thousand dollars (US$420,000). The common stock being sold constitutes sixty-six and seventy-seven hundredth percent (66.77%) of the issued and outstanding shares of our common stock. The sellers relied on the exemption from registration pursuant to Section 4(2) of, and Regulation D and/or Regulation S promulgated under the Act in selling the Company’s securities to Mr. Chan. The funds came from the personal funds of Mr. Chan, and was not the result of a loan. The closing occurred June 28, 2021.

In connection with such sale, Miky Wan, our former CEO, President and CFO resigned from her positions as a director and sole executive officer of the Company. Concurrently therewith, Messrs. Chan Man Chung, Lee Ying Chiu Herbert and Tan Tee Soo were appointed to the Company’s Board of Directors and Chan Man Chung was appointed to serve as the CEO, CFO and Secretary of the Company.

Acquisition of Art Collectibles

On July 23, 2021, the Company and Lee Ying Chiu Herbert, our director, (the “Seller”) entered into a Sale and Purchase Agreement pursuant to which the Company agreed to purchase Fifty-Five (55) sets of art collectibles (the “Collectibles”) for HK$10,344,000, payable through the issuance of 180,855 shares of common stock of the Company (the “Shares”). The sale consummated on August 13, 2021.

The Collectibles were appraised by Hong Kong International Auction House Limited, an independent third-party appraisal firm who reported that the Collectibles would have a valuation equal to or exceeding HK$12,930,000.

The foregoing description of the Sale and Purchase Agreement is qualified in its entirety by reference to the Sale and Purchase Agreement which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Agreement with Massive Treasure

On June 17, 2021, the Company entered into a Share Exchange Agreement with the shareholders of Massive Treasure Limited (“Massive Treasure”). The Company will issue 1,078,269,470 in acquiring 100% of Massive Treasure, where Herbert Lee, the Company’s director holds 95% of Massive Treasure. The Company will also issue 55,641,014 shares of common stock to complete the acquisition of 12 business entities which Massive Treasure has signed with and remain outstanding. Our acquisition of Massive Treasure has not yet consummated.

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DESCRIPTION OF COLLECTIBLES BUSINESS

We are engaged in the physical arts and collectibles business. We provide authentication, valuation and certification (AVC) service, sale and purchase, hire purchase, financing, custody, security and exhibition (CSE) services to art buyers through traditional methods as well as through leveraging blockchain technology through the creation of non-fungible tokens (NFTs). We initially intend to focus on customers located in Hong Kong and expand throughout Asia. We have signed an agreement to acquire Coinllectibles Pte Ltd, a Singapore corporation (“Coinllectibles”), which will eventually serve as the operating subsidiary of our physical arts and collectibles business. Until such time as the acquisition has closed, we will directly operate all facets of our business except for the NFT aspect out of Hong Kong.

Market Overview

According to The Art Basel and UBS Global Art Market Report 2021, the global arts market annual transactional volume is estimated to be $50.1billion for 2020. According to Forbes, the global collectibles market reached $370 billion in 2016. Reuters reported that the collectible NFT market is approximately $13,7 million in the first half of 2020. Even though we are still in the early stages of adoption of NFTs, the trading volume of NFTs as reported by Reuters for the first half of 2021 has already reached approximately at $2.5 billion. We believe non-fungible tokens (NFTs) have the potential to be as revolutionary and widely adopted as the internet. The unique properties of NFTs position them as a digital alternative to representing ownership of art and collectible pieces. We expect the NFT ecosystem to expand into the mainstream art community around the world in the coming decades.

Our Products and Services

A few of the challenges with collecting physical arts and collectibles are provenance of the piece, authenticity and valuation. The vision of Coinllectibles is to modernize the way we buy, collect and trade art and collectible pieces to provide a more pleasurable, transparent, and value enhancing experience for the collector and artist communities.

Coinllectibles intends to leverage blockchain technology to help resolve the issues of provenance, authenticity and ownership in the arts and collectibles market. We intend to embed into the blockchain for each art or collectible piece an independently apprised valuation, a 3D rendering of the piece, high-definition photo of the piece, AI recognition file of the piece and a set of legal documents to provide proof of ownership and provenance of the piece to the blockchain. Each piece will be minted into an individual NFT with the list of items embedded. The NFTs are intended to provide assurance on the authenticity of art pieces as well as act as a record of ownership transfers using blockchain technology to establish provenance of the piece. We believe this type of NFT would address some of the key challenges collectors presently face with arts and collectibles.

We currently provide several services, including authentication, valuation and certification (AVC) service, sale and purchase, hire purchase, and financing services. We expect to provide custody, security and exhibition (CSE) services as our business matures.

AVC Services

As part of our AVC services, we conduct authentication appraisal and valuation assessment of arts and collectibles through a panel of independent third-party appraisers. The appraisers will appraise the items and produce a certification showing whether the collectible piece is authentic with their estimated value. Once the item has been authenticated, it will undergo a scanning process to build a 3D model and a unique “fingerprint ID” for the item will be created through proprietary AI technology for future verification.

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For Coinllectibles to be able to digitise the art and collectible pieces using blockchain technology, we first purchase the pieces from its current owner. We then charge the owner a fee for digitising the pieces. Once the pieces are minted into an NFT, we work with our partner channels to distribute and sell the NFTs.

Hire Purchase Services; Financing

We facilitate the purchase of arts and collectibles by offering certain of our buyers the option of taking possession of the arts and collectibles while paying on an installment basis. Prior to receipt of full payment, ownership of the arts and collectibles will remain with Coinllectibles. Once the buyer makes the last payment, the ownership of the arts and collectibles will transfer to the buyer once full payment has been received.

We are in active discussions with licensed money lenders regarding strategic collaborations or acquisitions to provide financing to eligible prospective art buyers. We hope to conclude these discussions by the end of calendar year 2021. We expect such financing to be provided on a secured basis with the Fusion NFT and the underlying art and collectible pledged as collateral against the loan. The collector will repay the loan over time and the Fusion NFT and item will be returned to the buyer once the loan has been fully repaid.

CSE Services

For collectors who have been purchasing our arts and collectibles and do not wish to take collection of the pieces, we intend to offer custodian services and have these arts and collectibles stored and safely secured until the collector elects to take possession. We also intend to allow the collectors to subscribe for additional security services for their art pieces be it when it is in our custody or when the item is on the move either to be delivered or collected from the collector. We will also introduce exhibition services to collectors and artist to organize exhibitions of artworks and collections in our gallery or other specialized art events.

Our Business Plan

We expect to distribute and sell our Fusion NFTs through four channels:

•	Traditional sales channels: Institutions and wealthy individuals who may be prospective art and collectibles purchasers.

•	Auction houses such as Christie’s, Sotheby’s and Macey & Son that have an existing pool of prospective collectors.

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NFT marketplaces such as OpenSea, SuperRare and Rarible that have been educating the public about digital art and collectibles. We believe we can collaborate with these platforms to educate their collectors on physical arts and collectibles. This not only helps artist to expand their audience pool, it also helps these collectors to expand their collection range.

•	Crypto exchanges such as Coinbase, OKEx, Huobi and FTX as they have a ready pool of users that we can immediately engage to educate and share about physical arts and collectibles.

We intend to exhibit our arts and collectibles underlying our Fusion NFTs at a gallery located in Victoria Dockside in Hong Kong. The gallery is currently undergoing renovations, and we plan to conduct a virtual launch events for the gallery in the fourth quarter of calendar year 2021. During the same quarter, we also intend to launch our first series of Fusion NFTs. We expect promotions on this series to be done as part of the launch with the marketplace where the NFT will placed for auction. We expect to use a wide range of social media channels such as Facebook, Instagram, Twitter and Telegram to reach out to the general community to announce our art exhibitions, the Fusion NFTs attached to the pieces and news about our partnerships with artists. Coinllectibles will also participate in arts and collectibles events and exhibitions to promote us as a firm and the Fusion NFTs that we will be launching.

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Pricing determination

Pricing of our products and services is based on our operating costs, volume of product / service, fees charged by strategic partners and suppliers, market condition and competition. We also participate in a profit-sharing arrangement with our joint venture partners in which we have pre-set mechanism. Based on the above factors and conditions, we may evaluate and adjust our pricing from time to time.

In light of the competitive nature over the market and industry, we believe that our success will depend upon the reliability and quality of products & services provided and cost management. In general, we strive to maintain top class of high-quality products and services as well as to meet customers’ satisfaction. We are dedicated to establish systems and operating procedures to achieve service standardization and quality control over the products and services provided by Collectibles. We expect to continuously monitor and seek to improve on a series of key service quality indicators (KPI) to maintain a competitive advantage in the market and industry.

INTELLECTUAL PROPERTY AND PATENTS

We expect to rely on patents, trade secrets, copyrights, know-how, trademarks, license agreements and contractual provisions to establish our intellectual property rights and protect our “Fusion NFT” and Coinllectibles brands and services. These legal means, however, afford only limited protection and may not adequately protect our rights. Litigation may be necessary in the future to enforce our intellectual property rights, protect our trade secrets or determine the validity and scope of the proprietary rights of others. Litigation could result in substantial costs and diversion of resources and management attention. Any unauthorized disclosure or use of our intellectual property could make it more expensive to do business and harm our operating results.

The laws of Singapore, Hong Kong and our target countries may not protect our brand and services and intellectual property to the same extent as U.S. laws, if at all. We may be unable to fully protect our intellectual property rights in these countries. Further, companies in the internet, social media technology and other industries may own large numbers of patents, copyrights and trademarks and may frequently request license agreements, threaten litigation or file suit against us based on allegations of infringement or other violations of intellectual property rights.

We intend to seek the widest possible protection for significant product and process developments in our major markets through a combination of trade secrets, trademarks, copyrights and patents, if applicable. We anticipate that the form of protection will vary depending upon the level of protection afforded by the particular jurisdiction. In certain countries where intellectual property protection may be more limited and difficult to enforce. In such instances, we may seek protection of our intellectual property through measures taken to increase the confidentiality of our findings.

We intend to register trademarks as a means of protecting the brand names of our companies and products. We intend protect our trademarks against infringement and also seek to register design protection where appropriate.

We rely on trade secrets and unpatentable know-how that we seek to protect, in part, by confidentiality agreements. We expect that, where applicable, we will require our employees to execute confidentiality agreements upon the commencement of employment with us. We expect these agreements to provide that all confidential information developed or made known to the individual during the course of the individual's relationship with us is to be kept confidential and not disclosed to third parties except in specific limited circumstances. The agreements will also provide that all inventions conceived by the individual while rendering services to us shall be assigned to us as the exclusive property of our company. There can be no assurance, however, that all persons who we desire to sign such agreements will sign, or if they do, that these agreements will not be breached, that we would have adequate remedies for any breach, or that our trade secrets or unpatentable know-how will not otherwise become known or be independently developed by competitors.

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COMPETITION

We operate in a highly specialized area that is evolving very quickly with rapid developments. Currently there is no direct competitors in the market as we operate in a niche and specialized area of the market. However, we foresee that our eventual competitors would be leading arts and collectible sellers such as Christie’s and Sotheby’s which may offer substantially the same or similar service offerings as us. Auction houses have a well-established customer base and brand name, but they have not developed sophisticated technology to transform their business into the NFT area. We believe the principal competitive factors in our market include the following:

•	breadth of artist and collectibles base;

•	sophistication of proprietary technologies;

•	excellence in legal expertise; and

•	strength and recognition of our brand.

Although we believe we compete favourably on the factors described above, we anticipate that larger, more established companies may directly compete with us as we continue to demonstrate the viability of our NFT solution. Many of our potential competitors have longer operating histories, significantly greater financial, technical, marketing and other resources, larger product and services offerings, larger customer base and greater brand recognition. These factors may allow our competitors to benefit from their existing customer base with lower acquisition costs or to respond more quickly than we can to new or emerging technologies and changes in customer requirements. These competitors may engage in more extensive research and development efforts, undertake more far-reaching marketing campaigns and adopt more aggressive pricing policies, which may allow them to build a larger customer base or to monetize that customer base more effectively than us. Our competitors may develop products or services that are similar to our products and services or that achieve greater market acceptance than our products and services. In addition, although we do not believe that merchant payment terms are a principal competitive factor in our market, they may become such a factor and we may be unable to compete fairly on such terms.

EMPLOYEES

As of 13th August, 2021, we have three directors and officers serving in the Company who are located in Hong Kong and Singapore. None of our directors and officers receive compensation for their services.

We plan to expand our operations and staff through the acquisition of Massive Treasure group.

GOVERNMENT AND INDUSTRY REGULATIONS

We have operations located in Hong Kong and are subject to the laws and regulations of Hong Kong governing businesses concerning, in particular labor, occupational safety and health, contracts, tort and intellectual property. Furthermore, we need to comply with the rules and regulations of Hong Kong governing the data usage and regular terms of service applicable to our potential customers or clients. As the information of our potential customers or clients is preserved in Hong Kong, we need to comply with the Hong Kong Personal Data (Privacy) Ordinance.

Depending upon the political climate, we may also become subject to the laws and regulations of China governing businesses in general, including labor, occupational safety and health, contracts, tort and intellectual property. We may also become subject to foreign exchange regulations might limit our ability to convert foreign currency into Renminbi, acquire any other PRC companies, or make dividend payments to COSG.

The Employment Ordinance is the main piece of legislation governing conditions of employment in Hong Kong since 1968. It covers a comprehensive range of employment protection and benefits for employees, including Wage Protection, Rest Days, Holidays with Pay, Paid Annual Leave, Sickness Allowance, Maternity Protection, Statutory Paternity Leave, Severance Payment, Long Service Payment, Employment Protection, Termination of Employment Contract, Protection Against Anti-Union Discrimination. In addition, every employer must take out employees’ compensation insurance to protect the claims made by employees in respect of accidents occurred during the course of their employment.

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An employer must also comply with all legal obligations under the Mandatory Provident Fund Schemes Ordinance, (CAP485). These include enrolling all qualifying employees in MPF schemes and making MPF contributions for them. Except for exempt persons, employer should enrol both full-time and part-time employees who are at least 18 but under 65 years of age in an MPF scheme within the first 60 days of employment. The 60-day employment rule does not apply to casual employees in the construction and catering industries. Pursuant to the said Ordinance, we are required to make MPF contributions for our Hong Kong employees once every contribution period (generally the wage period within 1 month). Employers and employees are each required to make regular mandatory contributions of 5% of the employee’s relevant income to an MPF scheme, subject to the minimum and maximum relevant income levels. For a monthly-paid employee, the minimum and maximum relevant income levels are $7,100 and $30,000 respectively.

We expect our business to also have a presence in Singapore upon the closing of the Massive Treasure transaction. At such time, we will become subject to the laws and regulations of Singapore governing businesses concerning, in particular labor, occupational safety and health, contracts, tort and intellectual property. Furthermore, we need to comply with the rules and regulations of Singapore governing the data usage and regular terms of service applicable to our potential customers or clients. As the information of our potential customers or clients is preserved in Singapore, we need to comply with the Singapore Personal Data Protection Act 2012.

Regulations on Cryptocurrency

Once we develop a presence in Singapore, we will become subject to cryptocurrency laws of Singapore. In Singapore, cryptocurrencies and the custodianship of such cryptocurrencies are not specifically regulated. Cryptocurrency exchanges and trading of cryptocurrencies are legal, but not considered legal tender. To the extent that cryptocurrencies or tokens are considered “capital market products” such as securities, spot foreign exchange contracts, derivatives and the like, they will be subject to the jurisdiction of the Monetary Authority of Singapore (MAS), Securities and Futures Act, anti-money laundering and combating the financing of terrorism laws and requirements. To the extent that tokens are deemed “digital payment tokens,” they will be subject to the Payment Services Act of 2019 which, among other things, require compliance with anti-money laundering and combating the financing of terrorism laws and requirements. According to the Payment Services Act of 2019, “digital payment token” means any digital representation of value (other than an excluded digital representation of value) that

(a)	is expressed as a unit;
(b)	is not denominated in any currency, and is not pegged by its issuer to any currency;
(c)	is, or is intended to be, a medium of exchange accepted by the public, or a section of the public, as payment for goods or services or for the discharge of a debt;
(d)	can be transferred, stored or traded electronically; and
(e)	satisfies such other characteristics as the Authority may prescribe;

.

We do not believe our NFT’s are securities or digital payment tokens subject to these acts.

Regulations on Foreign Exchange

Depending upon political development, we may become subject to PRC laws on foreign exchange even though we are located in Hong Kong. Foreign exchange activities in China are primarily governed by the following regulations:

•	the Foreign Currency Administration Rules (2008); and

•	the Administration Rules for the Settlement, Sale and Payment of Foreign Exchange (1996).

Under the Foreign Currency Administration Rules, if documents certifying the purposes of the conversion of RMB into foreign currency are submitted to the relevant foreign exchange conversion bank, the RMB will be convertible for current account items, including the distribution of dividends, interest and royalties payments, and trade and service-related foreign exchange transactions. Conversion of RMB for capital account items, such as direct investment, loans, securities investment and repatriation of investment, however, is subject to the approval of SAFE or its local counterpart.

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Under the Administration Rules for the Settlement, Sale and Payment of Foreign Exchange, foreign-invested enterprises may only buy, sell and/or remit foreign currencies at banks authorized to conduct foreign exchange business after providing valid commercial documents and, in the case of capital account item transactions, obtaining approval from SAFE or its local counterpart.

As an offshore holding company with a PRC subsidiary, we may (i) make additional capital contributions to our PRC subsidiaries, (ii) establish new PRC subsidiaries and make capital contributions to these new PRC subsidiaries, (iii) make loans to our PRC subsidiaries or consolidated affiliated entities, or (iv) acquire offshore entities with business operations in China in offshore transactions. However, most of these uses are subject to PRC regulations and approvals. For example:

•	capital contributions to our PRC subsidiaries, whether existing or newly established ones, must be approved by the Ministry of Commerce or its local counterparts;

•

loans by us to our PRC subsidiaries, each of which is a foreign-invested enterprise, to finance their activities cannot exceed statutory limits and must be registered with SAFE or its local branches; and

•

loans by us to our consolidated affiliated entities, which are domestic PRC entities, must be approved by the National Development and Reform Commission and must also be registered with SAFE or its local branches.

On August 29, 2008, SAFE issued the Circular on the Relevant Operating Issues Concerning the Improvement of the Administration of the Payment and Settlement of Foreign Currency Capital of Foreign-Invested Enterprises, or SAFE Circular 142. Pursuant to SAFE Circular 142, RMB resulting from the settlement of foreign currency capital of a foreign-invested enterprise must be used within the business scope as approved by the applicable government authority and cannot be used for domestic equity investment, unless it is otherwise approved. Documents certifying the purposes of the settlement of foreign currency capital into RMB, including a business contract, must also be submitted for the settlement of the foreign currency. In addition, SAFE strengthened its oversight of the flow and use of RMB capital converted from foreign currency registered capital of a foreign-invested company. The use of such RMB capital may not be altered without SAFE’s approval, and such RMB capital may not be used to repay RMB loans if such loans have not been used. Violations of SAFE Circular 142 could result in severe monetary fines or penalties. We expect that our use of RMB funds have been, and will be, within the approved business scope of our PRC subsidiary. We believe that our PRC subsidiary is permitted to conduct its castor seeds distribution operations and provide consulting services to castor farmers. However, we may not be able to use such RMB funds to make equity investments in the PRC through our PRC subsidiaries. There are no costs associated with applying for registration or approval of loans or capital contributions with or from relevant PRC governmental authorities, other than nominal processing charges. Under PRC laws and regulations, the PRC governmental authorities are required to process such approvals or registrations or deny our application within a prescribed time period, which is usually less than 90 days. The actual time taken, however, may be longer due to administrative delays. We cannot assure you that we will be able to obtain these government registrations or approvals on a timely basis, if at all, with respect to our operations in China. If we fail to receive such registrations or approvals, our ability to use the proceeds from our funds to capitalize our PRC operations may be negatively affected, which could materially and adversely affect our liquidity and ability to fund and expand our business.

Regulations on Dividend Distribution

The principal regulations governing dividend distributions of wholly foreign-owned enterprises in the PRC include:

•	the Companies Law (2005);

•	the Wholly Foreign-Owned Enterprise Law (2000); and

•	the Wholly Foreign-Owned Enterprise Law Implementing Rules (2001).

Under these regulations, wholly foreign-owned enterprises in the PRC may pay dividends only out of their accumulated profits as determined in accordance with PRC accounting standards and regulations. In addition, these wholly foreign-owned enterprises are required to set aside at least 10% of their respective accumulated profits each year, if any, to fund certain reserve funds, until the aggregate amount of such fund reaches 50% of its registered capital. At the discretion of these wholly foreign-owned enterprises, they may allocate a portion of their after-tax profits based on PRC accounting standards to staff welfare and bonus funds. These reserve funds and staff welfare and bonus funds are not distributable as cash dividends.

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INSURANCE.

We maintain certain insurance in accordance customary industry practices in Hong Kong. Insurance will be bought on individual pieces that are valued at US$ 2 million and above, based on the valuation provided by our 3rd party appraisers.

CORPORATE INFORMATION

Our corporate and executive office is located at 37th Floor, Singapore Land Tower, 50 Raffles Place, Singapore 048623, telephone number +65 6829 7017.

NEAR-TERM REQUIREMENTS FOR ADDITIONAL CAPITAL

We believe that we will require approximately $30,000,000 over the next 18 months to implement our business plan. For the immediate future, we intend to finance our business expansion efforts through loans and investments from existing shareholders, financial institutions and investors.

RISK FACTORS

An investment in our securities involves a high degree of risk. You should consider carefully the following information about these risks, together with the other information contained in this prospectus before making an investment decision. Our business, prospects, financial condition, and results of operations may be materially and adversely affected as a result of any of the following risks. The value of our securities could decline as a result of any of these risks. You could lose all or part of your investment in our securities. Some of the statements in “Risk Factors” are forward looking statements.

Risks Related to Our Business and Industry

We face the risk that changes in the policies of the PRC government could have a significant impact upon the business we may be able to conduct in the PRC and the profitability of such business.

We have conducted and expect to continue to conduct our operations and generate our revenue in Hong Kong, S.A.R. Accordingly, economic, political and legal developments in the PRC will significantly affect our business, financial condition, results of operations and prospects. Policies of the PRC government can have significant effects on economic conditions in Hong Kong. While we believe that the PRC will continue to strengthen its economic and trading relationships with foreign countries and that business development in the PRC will continue to follow market forces, we cannot assure you that this will be the case. Our interests may be adversely affected by changes in policies by the PRC government, including:

☐	changes in laws, regulations or their interpretation especially with respect to Hong Kong;
☐	confiscatory taxation;
☐	restrictions on currency conversion, imports or sources of supplies, or ability to continue as a for-profit enterprise;
☐	expropriation or nationalization of private enterprises; and
☐	the allocation of resources.

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Substantial uncertainties and restrictions with respect to the political and economic policies of the PRC government and PRC laws and regulations could have a significant impact upon the business that we may be able to conduct in Hong Kong and accordingly on the results of our operations and financial condition.

Our business operations may be adversely affected by the current and future political environment in the PRC. The Chinese government exerts substantial influence and control over the manner in which we must conduct our business activities. Our ability to operate in Hong Kong may be adversely affected by changes in Chinese laws and regulations. Under the current government leadership, the government of the PRC has been pursuing reform policies which have adversely affected China-based operating companies whose securities are listed in the United States, with significant policies changes being made from time to time without notice. These policies may be extended to apply to companies that operate in Hong Kong.

There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations, including, but not limited to, the laws and regulations governing our business, or the enforcement and performance of our contractual arrangements with borrowers in the event of the imposition of statutory liens, death, bankruptcy or criminal proceedings. Only after 1979 did the Chinese government begin to promulgate a comprehensive system of laws that regulate economic affairs in general, deal with economic matters such as foreign investment, corporate organization and governance, commerce, taxation and trade, as well as encourage foreign investment in China. Although the influence of the law has been increasing, China has not developed a fully integrated legal system and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. Also, because these laws and regulations are relatively new, and because of the limited volume of published cases and their lack of force as precedents, interpretation and enforcement of these laws and regulations involve significant uncertainties. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively. In addition, there have been constant changes and amendments of laws and regulations over the past 30 years in order to keep up with the rapidly changing society and economy in China. Because government agencies and courts provide interpretations of laws and regulations and decide contractual disputes and issues, their inexperience in adjudicating new business and new polices or regulations in certain less developed areas causes uncertainty and may affect our business. Consequently, we cannot predict the future direction of Chinese legislative activities with respect to either businesses with foreign investment or the effectiveness on enforcement of laws and regulations in China. The uncertainties, including new laws and regulations and changes of existing laws, as well as judicial interpretation by inexperienced officials in the agencies and courts in certain areas, may cause possible problems to foreign investors.

Although the PRC government has been pursuing economic reform policies for more than two decades, the PRC government continues to exercise significant control over economic growth in the PRC through the allocation of resources, controlling payments of foreign currency, setting monetary policy and imposing policies that impact particular industries in different ways. We cannot assure you that the PRC government will continue to pursue policies favoring a market oriented economy or that existing policies will not be significantly altered, especially in the event of a change in leadership, social or political disruption, or other circumstances affecting political, economic and social life in the PRC.

The Holding Foreign Companies Accountable Act requires the Public Company Accounting Oversight Board (PCAOB) to be permitted to inspect the issuer's public accounting firm within three years. There are uncertainties under the PRC Securities Law relating to the procedures and requisite timing for the U.S. securities regulatory agencies to conduct investigations and collect evidence within the territory of the PRC. If the U.S. securities regulatory agencies are unable to conduct such investigations, they may suspend or de-register our registration with the SEC and delist our securities from applicable trading market within the US.

On December 28, 2019, the newly amended Securities Law of the PRC (the “PRC Securities Law”) was promulgated, which became effective on March 1, 2020. According to Article 177 of the PRC Securities Law (“Article 177”), the securities regulatory authority of the State Council may establish a regulatory cooperation mechanism with securities regulatory authorities of another country or region for the implementation of cross-border supervision and administration. Article 177 further provides that overseas securities regulatory authorities shall not engage in activities pertaining to investigations or evidence collection directly conducted within the territories of the PRC, and that no Chinese entities or individuals shall provide documents and information in connection with securities business activities to any organizations and/or persons aboard without the prior consent of the securities regulatory authority of the State Council and the competent departments of the State Council. As of the date of this prospectus, we are not aware of any implementing rules or regulations which have been published regarding application of Article 177.

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We believe Article 177 is only applicable where the activities of overseas authorities constitute a direct investigation or evidence collection by such authorities within the territory of the PRC. Our principal business operation is conducted in Hong Kong. In the event that the U.S. securities regulatory agencies carry out an investigation on us such as an enforcement action by the Department of Justice, the SEC or other authorities, such agencies’ activities will constitute conducting an investigation or collecting evidence directly within the territory of the PRC and accordingly fall within the scope of Article 177. In that case, the U.S. securities regulatory agencies may have to consider establishing cross-border cooperation with the securities regulatory authority of the PRC by way of judicial assistance, diplomatic channels or establishing a regulatory cooperation mechanism with the securities regulatory authority of the PRC. However, there is no assurance that the U.S. securities regulatory agencies will succeed in establishing such cross-border cooperation in this particular case and/or establish such cooperation in a timely manner.

Furthermore, as Article 177 is a recently promulgated provision, it remains unclear as to how it will be interpreted, implemented or applied by the Chinese Securities Regulatory Commission or other relevant government authorities. As such, there are uncertainties as to the procedures and requisite timing for the U.S. securities regulatory agencies to conduct investigations and collect evidence within the territory of the PRC. The Holding Foreign Companies Accountable Act requires the Public Company Accounting Oversight Board (PCAOB) be permitted to inspect the issuer's public accounting firm within three years. If the U.S. securities regulatory agencies are unable to conduct such investigations, there exists a risk that they may determine to suspend or de-register our registration with the SEC and may also delist our securities from applicable trading market within the US.

We are also subject to other risks and uncertainties that affect many other businesses which are unpredictable and in certain instances are outside of our control, including:

•	increasing costs, the volatility of costs and funding requirements and other legal mandates for employee benefits, especially pension and healthcare benefits;
•	the increasing costs of compliance with federal, state and foreign governmental agency mandates (including the Foreign Corrupt Practices Act) and defending against inappropriate or unjustified enforcement or other actions by such agencies;
•	the impact of any international conflicts on the U.S. and global economies in general, the transportation industry or us in particular, and what effects these events will have on our costs or the demand for our services;
•	any impacts on our business resulting from new domestic or international government laws and regulation;
•	market acceptance of our new service and growth initiatives;
•	the impact of technology developments on our operations and on demand for our services;
•	governmental underinvestment in transportation infrastructure, which could increase our costs and adversely impact our service levels due to traffic congestion or sub-optimal routing of our vehicles;
•	widespread outbreak of an illness or any other communicable disease, or any other public health crisis;
•	availability of financing on terms acceptable to our ability to maintain our current credit ratings, especially given the capital intensity of our operations;
•	the impact of intellectual property fraud and copyright infringement of the arts and collectibles;
•	the loss caused by the damage or the theft of the arts and collectibles during the process of transportation, exhibition, storage and custody;
•	the impact of cyberattacks and security breaches on our platform, our crypto wallets or our third-party partners;
•	any impacts on our crypto assets or customer assets due to the improper treatment of the crypto wallets, or the failure of the crypto storage system on our platform or our third-party partners;
•	changes in valuation of the arts and collectibles after the acquisition;
•	changes in market sentiments towards NFT and crypto;
•	the impact on our business due to the system failure of our platform or our third-party partners;
•	any impacts on the value of our crypto assets resulting from the volatile changes in crypto prices;
•	our ability to attract, maintain, and grow our collector base and engage our collectors;

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•	pricing for our products and services;
•	our ability to diversify and grow our services revenue;
•	macroeconomic conditions;
•	adverse legal proceedings or regulatory enforcement actions, judgments, settlements, or other legal proceeding and enforcement-related costs;
•	our ability to attract and retain talent; and
•	our ability to compete with our competitors.

If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed.

We may rely on trade secrets, including unpatented know-how, technology and other proprietary information, to maintain our competitive position. However, trade secrets are difficult to protect. We limit disclosure of such trade secrets where possible but we also seek to protect these trade secrets, in part, by entering into non-disclosure and confidentiality agreements with parties who do have access to them, such as our employees, contract manufacturers, consultants, advisors and other third parties. Despite these efforts, any of these parties may breach the agreements and may unintentionally or wilfully disclose our proprietary information, including our trade secrets, and we may not be able to obtain adequate remedies for such breaches. Enforcing a claim that a party illegally disclosed or misappropriated a trade secret is difficult, expensive and time-consuming, and the outcome is unpredictable. In addition, some courts inside and outside the United States are less willing or unwilling to protect trade secrets. Moreover, if any of our trade secrets were to be lawfully obtained or independently developed by a competitor, we would have no right to prevent them, or those to whom they communicate it, from using that technology or information to compete with us. If any of our trade secrets were to be disclosed to or independently developed by a competitor, our competitive position would be harmed.

Risks Related to Our Finances and Capital Requirements

We will need additional funding and may be unable to raise capital when needed, which would force us to delay any business expansions or acquisitions.

Our business plan contemplates the expansion of our operations through organic means and through acquisitions or investments in additional complementary businesses, products and technologies. While we currently have no commitments or agreements relating to any of these types of transactions, we do not generate sufficient revenue from operations to finance expansion or acquisition needs. We expect to finance such future cash needs through public or private equity offerings, debt financings or corporate collaboration and licensing arrangements, as well as through interest income earned on cash and investment balances. We cannot be certain that additional funding will be available on acceptable terms, or at all. If adequate funds are not available, we may be required to delay, reduce the scope of or eliminate one or more of our development programs or our commercialization efforts.

Raising additional capital may cause dilution to our existing stockholders, restrict our operations or require us to relinquish proprietary rights.

Until such time, if ever, as we can generate substantial revenue, we expect to finance our cash needs through a combination of equity offerings, debt financings, grants and license and development agreements in connection with any collaborations. To the extent that we raise additional capital through the sale of equity or convertible debt securities, your ownership interest will be diluted, and the terms of these securities may include liquidation or other preferences that adversely affect your rights as a stockholder. Debt financing and preferred equity financing, if available, may involve agreements that include covenants limiting or restricting our ability to take specific actions, such as incurring additional debt, making capital expenditures or declaring dividends.

If we raise additional funds through collaborations, strategic alliances or marketing, distribution or licensing arrangements with third parties, we may have to relinquish valuable rights to our technologies, future revenue streams, research programs or product candidates or grant licenses on terms that may not be favorable to us. If we are unable to raise additional funds through equity or debt financings when needed, we may be required to delay, limit, reduce or terminate our product development or future commercialization efforts or grant rights to develop and market product candidates that we would otherwise prefer to develop and market ourselves.

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Risks Relating to Securities Markets and Investment in Our Stock

There is not now and there may not ever be an active market for our Common Stock. There are restrictions on the transferability of these securities.

There currently is no market for our Common Stock and, except as otherwise described herein, we have no plans to file any registration statement or otherwise attempt to create a market for the shares. Even if an active market develops for the shares, Rule 144, which provides for an exemption from the registration requirements under the Securities Act under certain conditions, requires, among other conditions, a holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. There can be no assurance that we will fulfil any reporting requirements in the future under the Exchange Act or disseminate to the public any current financial or other information concerning us, as is required by Rule 144 as part of the conditions of its availability.

Our common stock is subject to the "penny stock" rules of the sec and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

Under U.S. federal securities legislation, our common stock will constitute "penny stock". Penny stock is any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require that a broker or dealer approve a potential investor's account for transactions in penny stocks, and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve an investor's account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience objectives of the person, and make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form sets forth the basis on which the broker or dealer made the suitability determination. Brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Our insiders beneficially own a significant portion of our stock, and accordingly, may have control over stockholder matters, our business and management.

As of the date of this prospectus, our executive officers and directors collectively beneficially own 14,561,143 shares of our common stock, or approximately 67.04% of our issued and outstanding shares of common stock. As a result, our management team will have significant influence to:

•	Elect or defeat the election of our directors;
•	Amend or prevent amendment of our articles of incorporation or bylaws;
•	effect or prevent a merger, sale of assets or other corporate transaction; and
•	affect the outcome of any other matter submitted to the stockholders for vote.

Moreover, because of the significant ownership position held by our management team, new investors may not be able to effect a change in our business or management, and therefore, shareholders would have no recourse as a result of decisions made by management. In addition, sales of significant amounts of shares held by our management team, or the prospect of these sales, could adversely affect the market price of our common stock. Our management team’s stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over our stock price.

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State securities laws may limit secondary trading, which may restrict the states in which and conditions under which you can sell the shares offered by this registration statement.

Secondary trading in common stock sold in this offering will not be possible in any state until the common stock is qualified for sale under the applicable securities laws of the state or there is confirmation that an exemption, such as listing in certain recognized securities manuals, is available for secondary trading in the state. If we fail to register or qualify, or to obtain or verify an exemption for the secondary trading of, the common stock in any particular state, the common stock could not be offered or sold to, or purchased by, a resident of that state. In the event that a significant number of states refuse to permit secondary trading in our common stock, the liquidity for the common stock could be significantly impacted thus causing you to realize a loss on your investment.

The Company does not intend to seek registration or qualification of its shares of common stock the subject of this offering in any State or territory of the United States. Aside from a "secondary trading" exemption, other exemptions under state law and the laws of US territories may be available to purchasers of the shares of common stock sold in this offering,

Anti-takeover effects of certain provisions of Nevada state law hinder a potential takeover of our company. Though not now, in the future we may become subject to Nevada's control share law. A corporation is subject to Nevada's control share law if it has more than 200 stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and it does business in Nevada or through an affiliated corporation. The law focuses on the acquisition of a "controlling interest" which means the ownership of outstanding voting shares sufficient, but for the control share law, to enable the acquiring person to exercise the following proportions of the voting power of the corporation in the election of directors:

(i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more. The ability to exercise such voting power may be direct or indirect, as well as individual or in association with others.

The effect of the control share law is that the acquiring person, and those acting in association with it, obtains only such voting rights in the control shares as are conferred by a resolution of the stockholders of the corporation, approved at a special or annual meeting of stockholders. The control share law contemplates that voting rights will be considered only once by the other stockholders. Thus, there is no authority to strip voting rights from the control shares of an acquiring person once those rights have been approved. If the stockholders do not grant voting rights to the control shares acquired by an acquiring person, those shares do not become permanent non-voting shares. The acquiring person is free to sell its shares to others. If the buyers of those shares themselves do not acquire a controlling interest, their shares do not become governed by the control share law.

If control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of the voting power, any stockholder of record, other than an acquiring person, who has not voted in favor of approval of voting rights is entitled to demand fair value for such stockholder's shares.

In addition to the control share law, Nevada has a business combination law which prohibits certain business combinations between Nevada corporations and "interested stockholders" for three years after the "interested stockholder" first becomes an "interested stockholder," unless the corporation's board of directors approves the combination in advance. For purposes of Nevada law, an "interested stockholder" is any person who is (i) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (ii) an affiliate or associate of the corporation and at any time within the three previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term "business combination" is sufficiently broad to cover virtually any kind of transaction that would allow a potential acquirer to use the corporation's assets to finance the acquisition or otherwise to benefit its own interests rather than the interests of the corporation and its other stockholders.

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The effect of Nevada's business combination law is to potentially discourage parties interested in taking control of our company from doing so if it cannot obtain the approval of our board of directors.

Because we do not intend to pay any cash dividends on our common stock, our stockholders will not be able to receive a return on their shares unless they sell them. We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. Stockholders may never be able to sell shares when desired. Before you invest in our securities, you should be aware that there are various risks. You should consider carefully these risk factors, together with all of the other information included in this annual report before you decide to purchase our securities. If any of the following risks and uncertainties develop into actual events, our business, financial condition or results of operations could be materially adversely affected.

Our stock may be subject to substantial price and volume fluctuations due to a number of factors, many of which are beyond our control and may prevent our stockholders from reselling our Common Stock at a profit. The market prices for securities of logistics companies may be volatile and may fluctuate substantially due to many factors, including:

•	market conditions in the logistics sectors or the economy as a whole;

•	price and volume fluctuations in the overall stock market;

•	announcements of the introduction of new products and services by us or our competitors;

•	actual fluctuations in our quarterly operating results, and concerns by investors that such fluctuations may occur in the future;

•	deviations in our operating results from the estimates of securities analysts or other analyst comments;

•	additions or departures of key personnel;

•	legislation, including measures affecting e-commerce or infrastructure development; and

•	developments concerning current or future strategic collaborations; and

PROPERTIES

Our corporate and executive office is located at 37th Floor, Singapore Land Tower, 50 Raffles Place, Singapore 048623, telephone number +65 6829 7017. We also have operations located in 7/F, K11 Atelier, Victoria Dockside, 18 Salisbury Road, Tsim Sha Tsui, Hong Kong. Both properties are provided without charge by our director, Lee Ying Chiu Herbert. We believe that our existing facilities are adequate to meet our current requirements. We do not own any real property.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of August 13, 2021, for: (i) each of our named executive officers; (ii) each of our directors; (iii) all of our current executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

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Except as indicated in footnotes to this table, we believe that the stockholders named in this table will have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Cosmos Group Holdings, Inc., 37th Floor, Singapore Land Tower, 50 Raffles Place, Singapore 048623.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Common Equity (1)
CHAN Man Chung (2)	14,380,288	66.21%
LEE Ying Chiu Herbert (2)(3)	180,855	0.83%
TAN Tee Soo (2)	0	-%
All executive officers and directors as a Group (3 persons)	14,561,143	67.04%

____________________

(1)

Applicable percentage ownership is based on 21,717,788 shares of common stock outstanding as of August 13, 2021, together with securities exercisable or convertible into shares of common stock within 60 days of August 13, 2021. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of August 13, 2021, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)

On June 28, 2021, Messrs. Chan Man Chung, Lee Ying Chiu Herbert and Tan Tee Soo were appointed to the Company’s Board of Directors and Chan Man Chung was appointed to serve as the CEO, CFO and Secretary of the Company.

(3)

We are obligated to issue to Herbert Lee, our director, 180,855 shares in connection with our acquisition of the Collectibles.  We are in the process of effectuating such issuance.  These shares were included in the calculation of outstanding shares of common stock as of August 13, 2021.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Set forth below are the present directors, director nominees and executive officers of the Company. There are no other persons who have been nominated or chosen to become directors nor are there any other persons who have been chosen to become executive officers. There are no arrangements or understandings between any of the directors, officers and other persons pursuant to which such person was selected as a director or an officer. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified. Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

Name	Age	Position
Chan Man Chung	62	CEO, CFO, Secretary and Director
Lee Ying Chiu Herbert	67	Director
Tan Tee Soo	55	Director

Dr. Man Chung Chan, age 62, will be appointed to serve as our Chief Executive Officer, Chief Financial Officer, Secretary and a director of the Company at Closing. He is currently the founding Director and Executive Chairman of the Sustainable Development Institute for the United Nations and has served as the founding director of Institute of Systems Management since 2003. Since 2015 to the present, Mr. Chan has served as Vice President of Marvel Digital Company, a subsidiary of Integrated Media Technology Corporation (IMTE:NASDAQ) and a director of IMTE. Mr. Chan has taught and lectured at the Hong Kong Polytechnic University and New South Wales University, Australia, and published more than 22 articles relating to information systems, knowledge systems, data mining and artificial intelligence. Mr. Chan also engaged in numerous research projects and authored numerous papers relating information and knowledge management systems, pattern recognition, data mining and artificial intelligence for business applications.

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Mr. Chan received his PHD in Computer Science in 1992 from La Trobe University, Australia and his Bachelor of Arts in Philosophy (Hons) from Chinese University of Hong Kong in 1980.

Dr. Herbert Ying Chiu LEE, aged 67, will be appointed a director at closing. Dr. Lee is a seasoned businessman with significant experience in the Hong Kong and Chinese digital advertising market sector and technology development. Over the past 17 years, Dr. Lee has extensive working experience in technology management and 3D autostereoscopy. During these years, he has also invested in many technology start-ups and incubated them into successful companies.

Dr. Lee received his Bachelor of Applied Science in civil engineering in 1977 from the University of British Columbia, B.C., Canada. He obtained his training in structural design in Hong Kong after his graduation. In 1982, he became a member of the Institute of Structural Engineers (MIStructE.) and subsequently he obtained his Chartered Engineer title from the Engineering Council of the United Kingdom. In 2004, Dr. Lee finished his Master of Technology Management degree at the Hong Kong University of Science and Technology. In 2011, Dr. Lee had been conferred the degree of Doctor of Engineering from the Hong Kong Polytechnic University. In 2014, Dr. Lee was elected by the Council of the Association to be the Senior Fellowship of Asia College of Knowledge Management. Dr. Lee retired from the Board on May 31, 2019.

Mr. Tee Soo TAN, age 55, will be appointed to serve as our Director at Closing. He is currently the Senior Vice President of Brighten Management Limited (Hong Kong), an international licensed underwriting manager and insurance manager providing management services to insurance and insurance related entities. Prior to this time, Mr. Tan served in the Western Australian Police Force in Perth, Western Australia from December 2016 to June 2000. Mr. Tan received his Bachelor of Commerce in Accounting/ Marketing from Murdoch University in Perth, Western Australia in 1993.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No executive officer or director is a party in a legal proceeding adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

No executive officer or director has been involved in the last ten years in any of the following:

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Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

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Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

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Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

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Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or

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Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Board Committees

We have not yet established Compensation, Audit, and Nominations and Corporate Governance committees nor do we have an Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act. Currently, the functions of these committees are performed by our entire Board of Directors. We hope to establish these committees and appoint an Audit Committee financial expert as our business develops.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2020, and up to the date of this Annual Report, our officers, directors and greater than 10% percent beneficial owners timely filed all reports required by Section 16(a) of the Securities Exchange Act. The Form 3 for Tan Soo Tee was filed tardy.

Code of Ethics

Our Board of Directors has not yet adopted a Code of Ethics applicable to our senior management and employees of the Company. The Company intends to adopt such Code of Ethics once its business stabilizes and matures.

COMPENSATION

Our current officers and directors do not receive any compensation for their services. We hope to enter into compensation arrangements with them in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS RELATING TO OUR COLLECTIBLES BUSINESS

There are no transactions during our two most recent fiscal years ended December 31, 2020 and 2019, or any currently proposed transaction, in which our Company was or to be participant and the amount exceeds the lesser of $120,000 or one percent of the average of our Company’s total assets at year end for our last two completed years, and in which any of our directors, officers or principal stockholders, or any other related person as defined in Item 404 of Regulation S-K, had or have any direct or indirect material interest.

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ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Sale and Purchase Agreement, effective July 23, 2021, by and between Cosmos Group Holdings, Inc. and Lee Ying Chiu Herbert

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COSMOS GROUP HOLDINGS, INC..

Date: August 13, 2021	By:	/s/ CHAN Man Chung
Chan Man Chung Chief Executive Officer, Chief Financial Officer and Secretary

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